UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	February 6, 2004

HYPERCOM CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13521	86-0828608

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2851 West Kathleen Road, Phoenix, Arizona	85053

(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code	(602) 504-5000

Not Applicable.

(Former Name or Former Address, if changed since last report.)

Item 12. Results of Operations and Financial Condition.
SIGNATURE
INDEX TO EXHIBITS
Ex-99.1

Item 12. Results of Operations and Financial Condition.

     On February 6, 2004, Hypercom Corporation (“Hypercom”) reported its results of operations for its quarter and fiscal year ended December 31, 2003. A copy of the press release issued by Hypercom concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Form 8-K, including the accompanying exhibit, is being furnished under Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERCOM CORPORATION

Date: February 6, 2004	/s/ John W. Smolak

John W. Smolak Executive Vice President and Chief Financial and Administrative Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit

99.1	Press Release dated February 6, 2004 announcing Hypercom Corporation’s results of operations for the quarter and fiscal year ended December 31, 2003.